UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009 (February 18, 2009)

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52721	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Knightsbridge, London, England SW1X 7JF, UK
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 44-207-590-9630

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02(b)	Departure of Directors or Certain officers

     Effective February 18, 2009, Alexander Craven resigned as the registrant’s Executive Vice President, Chief Compliance Officer, Secretary, and Treasurer and as a member of the registrant’s board of directors. Effective February 18, 2009, Mr. Craven also resigned as a member of the board of directors of both of the registrant’s wholly owned subsidiaries, Fox Petroleum (Alaska) Inc. and Fox Energy Exploration Limited.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.
(Registrant)

Date: February 25, 2009	By:	/s/ Richard Moore
Richard Moore
Chief Executive Officer and President